Exhibit 99.2

Second Quarter 2015 Investor Presentation July 31, 2015

Safe Harbor Statement We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business." If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1

Second Quarter Financial Highlights GAAP Net Loss of $1.7 million, or $0.05 per share Core earnings plus drop income of $31.7 million, or $0.76 per share, consists of: Core earnings of $0.64 per share Drop income of $0.12 per share $13.89 net book value per share as of June 30, 2015 versus $14.55 per share as of March 31, 2015 Quarterly cash dividend of $0.64 per share Generated economic return on book value of -0.1% Total economic return on book value since IPO of 27.0% Net Interest Income of $34.5 million Net interest spread of 2.79% 3.98% adjusted gross yield 1.19% fully hedged cost of funds CPR on Agency RMBS of 9.8% for the quarter 2 Non-GAAP measures which include Agency and Non-Agency MBS, other securities and Whole-Loans (including the cost of interest rate swaps), and interest income on IOs and IIOs classified as derivatives. Reflects the $0.64 dividend declared on June 18, 2015 and paid on July 28, 2015. Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. Includes all dividends declared during the period from May 15, 2012, the date of WMC’s commencement of initial operations, through June 30, 2015, which amounts to $11.50 per share in total. Non-GAAP measures which include Agency and Non-Agency MBS, other securities and Whole-Loans (including the cost of interest rate swaps) and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the quarter ended June 30, 2015. Second quarter weighted average Constant Prepayment Rate for the Company’s Agency RMBS portfolio on an annualized basis. (5) (3) (5) (1) (5) (2) (5) (4) (6)

2015: A Volatile Market for Mortgage Assets 3 Agency spreads widened over the course of the second quarter while Credit Sensitive bonds remained relatively stable. Source: IDC & Citigroup Indices: For Prime, AltA and Subprime – Citigroup Legacy Non-Agency Cash Price Index. For CMBS – 2007 AJ Source: Bloomberg Index: CMM-SW7 YTD: -0.3% YTD: 0.1% YTD: 3.5% YTD: -0.1% 65 70 75 80 85 90 95 100 105 12/31/14 1/31/15 2/28/15 3/31/15 4/30/15 5/31/15 6/30/15 Non - Agency RMBS and CMBS Index Prices Prime AltA Subprime CMBS (2007 - AJ) 70 75 80 85 90 95 100

Interest Rate Volatility has Continued into 2015 1 yr. x 10 yr. Swap Volatility 4 Source: Bloomberg 10-Year Treasury Yield Source: Bloomberg 1.6 1.8 2 2.2 2.4 2.6 70 75 80 85 90 95

Portfolio Breakdown as of June 30, 2015 ¹Lower loan balance pools generally consist of loans below $150,000. ²Other includes low WALA and Investor loans. ³Commercial Real Estate Mortgage Mezzanine Loans. Agency RMBS Non-Agency RMBS (By U.S. Dollar Price) Agency, Non-Agency CMBS and Other ¹ ² Total Investment Portfolio ($ in millions) Agency RMBS $2,615 Non-Agency RMBS $586 Agency & Non-Agency CMBS $497 Whole-Loans & Other $188 ³ 5 Whole-Loans and Other Securities have increased to over $300 million subsequent to June 30, which includes Whole-Loans in excess of $150 million 36.8% 40.8% 22.6% <65 65-85 85+ 54.4% 12.5% 16.9% 8.3% 1.7% Legacy CMBS CRE Mezzanine New Issue CMBS Agency CMBS Whole-Loans 69.7% 13.2% 17.1% Lower Loan Balance MHA/HARP High LTV Other 67.3% 15.1% 12.8% 4.9% Agency RMBS Non-Agency RMBS CMBS Whole-Loans & Other

6 Portfolio Composition as of June 30, 2015 Portfolio ($ in millions) Agency Coupon Principal Balance Amortized Cost Estimated Fair Value 30-year fixed rate 3.5% $210.3 $226.0 $217.7 4.0% $422.9 $458.2 $452.0 4.5% $451.1 $484.3 $495.9 5.5% $60.6 $68.1 $68.4 6.0% $7.1 $8.0 $8.1 20-year fixed rate 3.0% $303.9 $317.6 $309.9 3.5% $265.3 $279.1 $277.4 4.0% $536.5 $566.3 $574.6 Agency RMBS IOs and IIOs¹ 3.9% N/A $197.1 $211.3 Agency CMBS 4.9% $24.8 $24.8 $25.1 Agency CMBS IOs and IIOs 1.3% N/A $16.6 $16.8 Total Agency 3.7% $2,646.1 $2,657.2 Non-Agency RMBS 3.8% $650.2 $488.2 $494.3 Non-Agency IOs and IIOs2 6.1% N/A $76.3 $91.4 Non-Agency CMBS 5.3% $509.1 $456.5 $455.0 Total Non-Agency 4.9% $1,021.0 $1,040.7 Other Securities 4.9% $132.1 $157.1 $157.5 Residential Whole-Loans3 5.3% $21.5 $21.8 $22.2 Commercial Whole-Loans 8.3% $8.8 $8.8 $8.7 Total Portfolio 4.1% $3,854.8 $3,886.3 (1) Includes $58.4 million of amortized cost and $6.1 million of fair value for Agency RMBS IOs and IIOs accounted for as derivatives for GAAP. (2) Includes $3.2 million of amortized cost and $4.0 million of fair value for Non-Agency RMBS IOs and IIOs accounted for as derivatives for GAAP. (3) Residential Whole-Loans are held by a trust whose entire beneficial interest is held by WMC.

Non-GAAP measures which include Agency and Non-Agency MBS, other securities and Whole-Loans (including the cost of interest rate swaps), and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the quarter ended June 30, 2015. Includes net interest component related to interest rate swaps. Second quarter weighted average Constant Prepayment Rate for the company’s Agency RMBS portfolio on an annualized basis. Estimated impact of liability hedges on the duration of net assets. Leverage Ratio: 5.9x, inclusive of a net neutral position in TBAs Net Duration of the Agency RMBS portfolio: negative 0.1 month Agency RMBS Weighted Average Loan Age (“WALA”) of 28.0 months Portfolio Gross Yield: 3.98% Hedge Adjusted Cost of Financing: 1.19% Net Interest Spread: 2.79% Agency RMBS CPR of 9.8% for Q2 Duration Contribution by Maturity Date Key Portfolio Metrics as of June 30, 2015 (1) (2) (1) 7 (4) (3) 2.97 0.16 0.54 0.86 1.09 0.39 -0.08 0.87 0.04 0.12 0.16 0.27 0.22 0.06 0.42 0.04 0.08 0.19 0.11 0.00 0.00 -2.98 -0.04 -0.57 -0.95 -1.09 -0.34 0.01 1.27 0.19 0.17 0.26 0.38 0.26 -0.01 Agency RMBS Non-Agency RMBS CMBS and ABS Swaps and Swaptions (4) Total Total 6-Months 2-Year 5-Year 10-Year 20-Year 30-Year

Financing Summary Portfolio Financing ($ in millions – as of June 30, 2015) Repurchase Agreements Repo Outstanding Interest Rate Remaining Days to Maturity Agency RMBS $2,521.4 0.43% 39 Non-Agency RMBS $407.9 1.64% 41 Agency and Non-Agency CMBS $364.3 1.61% 46 Other Securities $112.8 1.88% 115 Total/Wtd Avg $3,406.4 0.75% 43 8 Master repurchase agreements with 25 counterparties Outstanding borrowing with 20 counterparties Internal credit review Capacity in excess of our current needs

Hedging Summary 9 Includes $2.2 billion of forward starting swaps, starting in 6.7 months. Includes $1.2 billion of forward starting swaps, starting in 4.3 months. While we use hedging strategies as part of our overall portfolio management, these strategies are not designed to eliminate all risks in the portfolio. There can be no assurance as to the level or effectiveness of these strategies. Fixed Pay Interest Rate Swaps ($ in millions – as of June 30, 2015) Maturity Notional Amount Avg. Fixed Pay Rate Avg. Floating Receive Rate Average Maturity (Years) 1 Year or Less $639.3 0.5% 0.3% 0.7 1 Year to 3 Years $2,758.2 0.9% 0.3% 1.7 3 Years to 5 Years $2,749.4 1.8% 0.3% 4.6 >5 Years $6,151.5 2.5% 0.3% 9.9 Total Fixed Pay Rate (1) $12,298.4 1.9% 0.3% 6.4 Other Instruments with Hedging Attributes (3) $105 million of net notional value of pay-fixed interest rate swaptions $320 million of IO’s and inverse IO’s $1.1 billion of Non-Agency RMBS and CMBS and Other Securities Variable Pay Interest Rate Swaps ($ in millions – as of June 30, 2015) Maturity Notional Amount Avg. Fixed Receive Rate Avg. Floating Pay Rate Average Maturity (Years) 1 Year to 3 Years $930.0 0.9% 0.3% 1.9 3 Years to 5 Years $3,014.2 1.7% 0.3% 4.7 >5 Years $4,605.6 2.5% 0.3% 10.3 Total Floating Pay Rate(2) $8,549.8 2.0% 0.3% 7.6

Portfolio Strategy and Dynamics Continue to manage both the assets and liabilities of the portfolio to capture relative value opportunities Continue to leverage Western Asset’s comprehensive platform to access a broad set of investment opportunities across the entire mortgage sector Portfolio activity during the second quarter: Reduced exposure to Agency RMBS Reduced exposure to TBA securities Increased exposure to CMBS and GSE credit risk transfer securities Increased exposure to Residential Whole-Loans Maintained a slightly positive net duration on the Agency portfolio Subsequent to quarter end, increased Residential and Commercial Whole-Loan exposure to over $150 million 10 Our long-term objective is to generate strong core earnings to support an attractive dividend, while also maintaining a stable book value

Contact Information 11 Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com